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VOYA PARTNERS, INC.

ARTICLES OF AMENDMENT

Voya Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND: The following series are hereby dissolved: Voya Solution Moderately Conservative Portfolio.

THIRD: The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

FIFTH: (a) The Corporation has the authority to issue an aggregate of 22,600,000,000 shares of Capital Stock (hereinafter referred to as “Shares”);

(b)18,100,000,000 of the Shares shall be classified in the following series (each a “Portfolio” and collectively the “Portfolios”):

Name of Class	Shares Allocated
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Initial Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Adviser Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service 2 Class
VY Baron Growth Portfolio – Initial Class	100,000,000
VY Baron Growth Portfolio – Adviser Class	100,000,000
VY Baron Growth Portfolio – Class R6	100,000,000
VY Baron Growth Portfolio – Service Class	100,000,000
VY Baron Growth Portfolio – Service 2 Class	100,000,000
VY Columbia Contrarian Core Portfolio – Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio – Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Adviser	100,000,000
Class
VY Columbia Small Cap Value II Portfolio – Class R6	100,000,000
VY Columbia Small Cap Value II Portfolio – Service Class	100,000,000
Name of Class	Shares Allocated
VY Columbia Small Cap Value II Portfolio – Service 2	100,000,000
Class
Voya Global Bond Portfolio – Initial Class	100,000,000
Voya Global Bond Portfolio – Adviser Class	100,000,000
Voya Global Bond Portfolio – Service Class	100,000,000
Voya Global Insights Portfolio – Initial Class	250,000,000
Voya Global Insights Portfolio – Adviser Class	100,000,000
Voya Global Insights Portfolio – Service Class	100,000,000
Voya Global Insights Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Initial Class	100,000,000
Voya Index Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio – Service Class	100,000,000
Voya Index Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Class Z	300,000,000
Voya Index Solution 2030 Portfolio – Initial Class	100,000,000
Voya Index Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio – Service Class	100,000,000
Voya Index Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio – Class Z	100,000,000
Voya Index Solution 2035 Portfolio – Initial Class	100,000,000
Voya Index Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio – Service Class	100,000,000
Voya Index Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio – Class Z	300,000,000
Voya Index Solution 2040 Portfolio – Initial Class	100,000,000
Voya Index Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio – Service Class	100,000,000
Voya Index Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio – Class Z	100,000,000
Voya Index Solution 2045 Portfolio – Initial Class	100,000,000
Voya Index Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio – Service Class	100,000,000
Voya Index Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio – Class Z	300,000,000
Voya Index Solution 2050 Portfolio – Initial Class	100,000,000
Voya Index Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio – Service Class	100,000,000
Voya Index Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio – Class Z	100,000,000
Voya Index Solution 2055 Portfolio – Initial Class	100,000,000
Voya Index Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio – Service Class	100,000,000
Voya Index Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio – Class Z	100,000,000
Voya Index Solution 2060 Portfolio – Initial Class	100,000,000
2
Name of Class	Shares Allocated
Voya Index Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio – Service Class	100,000,000
Voya Index Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio – Class Z	100,000,000
Voya Index Solution 2065 Portfolio - Initial Class	100,000,000
Voya Index Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2065 Portfolio – Service Class	100,000,000
Voya Index Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2065 Portfolio – Class Z	100,000,000
Voya Index Solution Income Portfolio – Initial Class	100,000,000
Voya Index Solution Income Portfolio – Adviser Class	100,000,000
Voya Index Solution Income Portfolio – Service Class	100,000,000
Voya Index Solution Income Portfolio – Service 2 Class	100,000,000
Voya Index Solution Income Portfolio – Class Z	300,000,000
Voya International High Dividend Low Volatility	100,000,000
Portfolio – Initial Class
Voya International High Dividend Low Volatility	100,000,000
Portfolio – Adviser Class
Voya International High Dividend Low Volatility	100,000,000
Portfolio – Service Class
Voya International High Dividend Low Volatility	100,000,000
Portfolio – Service 2 Class
VY Invesco Comstock Portfolio – Initial Class	100,000,000
VY Invesco Comstock Portfolio – Adviser Class	100,000,000
VY Invesco Comstock Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Initial Class	100,000,000
VY Invesco Equity and Income Portfolio – Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Class R6	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
Voya Solution 2025 Portfolio – Initial Class	100,000,000
Voya Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Solution 2025 Portfolio – Service Class	100,000,000
Voya Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Solution 2025 Portfolio – Class T	100,000,000
Voya Solution 2030 Portfolio – Initial Class	100,000,000
Voya Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Solution 2030 Portfolio – Service Class	100,000,000
Voya Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Solution 2030 Portfolio – Class T	100,000,000
Voya Solution 2035 Portfolio – Initial Class	100,000,000
3
Name of Class	Shares Allocated
Voya Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Solution 2035 Portfolio – Service Class	100,000,000
Voya Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Solution 2035 Portfolio – Class T	100,000,000
Voya Solution 2040 Portfolio – Initial Class	100,000,000
Voya Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Solution 2040 Portfolio – Service Class	100,000,000
Voya Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Solution 2040 Portfolio – Class T	100,000,000
Voya Solution 2045 Portfolio – Initial Class	100,000,000
Voya Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Solution 2045 Portfolio – Service Class	100,000,000
Voya Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Solution 2045 Portfolio – Class T	100,000,000
Voya Solution 2050 Portfolio – Initial Class	100,000,000
Voya Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Solution 2050 Portfolio – Service Class	100,000,000
Voya Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Solution 2050 Portfolio – Class T	100,000,000
Voya Solution 2055 Portfolio – Initial Class	100,000,000
Voya Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Solution 2055 Portfolio – Service Class	100,000,000
Voya Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Solution 2055 Portfolio – Class T	100,000,000
Voya Solution 2060 Portfolio – Initial Class	100,000,000
Voya Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Solution 2060 Portfolio – Service Class	100,000,000
Voya Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Solution 2060 Portfolio – Class T	100,000,000
Voya Solution 2065 Portfolio – Initial Class	100,000,000
Voya Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Solution 2065 Portfolio – Service Class	100,000,000
Voya Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Solution 2065 Portfolio – Class T	100,000,000
Voya Solution Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Aggressive Portfolio – Class R6	100,000,000
Voya Solution Aggressive Portfolio – Service Class	100,000,000
Voya Solution Aggressive Portfolio – Service 2 Class	100,000,000
Voya Solution Balanced Portfolio – Initial Class	100,000,000
Voya Solution Balanced Portfolio – Adviser Class	100,000,000
Voya Solution Balanced Portfolio – Class R6	100,000,000
Voya Solution Balanced Portfolio – Service Class	100,000,000
Voya Solution Balanced Portfolio – Service 2 Class	100,000,000
Voya Solution Conservative Portfolio – Initial Class	100,000,000
4
Name of Class	Shares Allocated
Voya Solution Conservative Portfolio – Adviser Class	100,000,000
Voya Solution Conservative Portfolio – Class R6	100,000,000
Voya Solution Conservative Portfolio – Service Class	100,000,000
Voya Solution Conservative Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Initial Class	100,000,000
Voya Solution Income Portfolio – Adviser Class	100,000,000
Voya Solution Income Portfolio – Service Class	100,000,000
Voya Solution Income Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Class T	100,000,000
Voya Solution Moderately Aggressive Portfolio – Initial	100,000,000
Class
Voya Solution Moderately Aggressive Portfolio – Adviser	100,000,000
Class
Voya Solution Moderately Aggressive Portfolio – Class R6	100,000,000
Voya Solution Moderately Aggressive Portfolio – Service	200,000,000
Class
Voya Solution Moderately Aggressive Portfolio – Service	100,000,000
2 Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	250,000,000
Initial Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Adviser Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Class R6
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service 2 Class
VY T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Adviser	100,000,000
Class
VY T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service 2	100,000,000
Class

(c)4,500,000,000 of the Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

(d)the par value of each Share is one-tenth of one cent ($0.001);

(e)the aggregate par value of all Shares is $22,600,000.

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FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to § 2-603 of the Maryland General Corporation Law.

FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

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The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary as of the 31st day of October, 2024.

ATTEST:	VOYA PARTNERS, INC.
/s/ Joanne F. Osberg	/s/ Todd Modic
Name: Joanne F. Osberg	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

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